                                                                 EXHIBIT 23(C)





                        CONSENT OF  BROUSE & MCDOWELL

                         CONSENT OF BROUSE & MCDOWELL




        We hereby consent to the inclusion of the form of our opinions as Exhibits to the Registration Statement on Form S-4 of First Bancorporation of Ohio, and to the reference to our firm under the caption "Legal Opinion" in the Prospectus and Joint Proxy Statement comprising a part of the Registration Statement.



                                                BROUSE & MCDOWELL


Dated: September 16, 1994                       /s/ Brouse & McDowell